UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2025

authID Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40747	46-2069547
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1580 N. Logan St, Suite 660, Unit 51767, Denver, Colorado 80203

(Address of principal executive offices) (zip code)

516-274-8700

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $0.0001 per share	AUID	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

Item 7.01 Regulation FD Disclosure.

Representatives of authID Inc. (“authID” or the “Company”) have made presentations using slides containing preliminary estimated unaudited financial information attached to this Current Report on Form 8-K as Exhibit 99.1 (the “Presentation”) and incorporated herein by reference. The Company expects to use the Presentation, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The information contained in the Presentation is summary information that is intended to be considered in the context of the Company's Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The information presented in Item 2.02 and Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Disclaimers and Forward Looking Statements

The Presentation includes extracts of the Company’s estimated preliminary unaudited results for the twelve months ended December 31, 2024. The Company cautions that its final results for the three months and twelve months ended December 31, 2024 could vary significantly from these preliminary estimates as a result of the completion of customary year-end closing, review and audit procedures and other developments arising between now and the time that our financial results are finalized. These preliminary estimates should not be viewed as a substitute for complete financial statements prepared in accordance with GAAP and they are not necessarily indicative of the results to be achieved in any future period. Accordingly, the reader should not place undue reliance on these preliminary estimates.

The preliminary estimates of results included in the Presentation have been prepared by, and are the responsibility of, the Company’s management and have not been independently reviewed by any third party. While the Company is not aware of any inaccuracies, no warranty or representation is made by the Company or its employees and representatives as to the completeness or accuracy of the information contained in the Presentation. Any estimates in the Presentation regarding future results are shown for illustrative purposes only based on certain assumptions and are not intended to be a forecast or guarantee of any particular results. These estimates involve a number of assumptions and limitations, and the reader should not give undue weight to such estimates.

Information contained in the Presentation includes “forward-looking statements.” All statements other than statements of historical facts included therein, including, without limitation, those regarding the future results of operations, growth and sales, revenue guidance for 2024, booked Annual Recurring Revenue (bARR) (and its components cARR and UAC), Annual Recurring Revenue (ARR), cash flow, cash position and financial position, business strategy, plans and objectives of management for future operations of both authID Inc. and its business partners, are forward-looking statements. Such forward-looking statements are based on a number of assumptions regarding authID’s present and future business strategies, and the environment in which authID expects to operate in the future, which assumptions may or may not be fulfilled in practice. Actual results may vary materially from the results anticipated by these forward-looking statements as a result of a variety of risk factors, including the Company’s ability to attract and retain customers; successful implementation of the services to be provided under new customer contracts and their adoption by customers' users; the Company’s ability to compete effectively; changes in laws, regulations and practices; changes in domestic and international economic and political conditions, the as yet uncertain impact of the wars in Ukraine and the Middle East, inflationary pressures, increases in interest rates, and others. See the Company’s Annual Report on Form 10-K for the Fiscal Year ended December 31, 2023, filed at www.sec.gov and other documents filed with the SEC for other risk factors which investors should consider. These forward-looking statements speak only as to the date of the Presentation and cannot be relied upon as a guide to future performance including the Company’s quarterly reports on Form 10-Q. authID expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in the Presentation to reflect any changes in its expectations with regard thereto or any change in events, conditions, or circumstances on which any statement is based.

Non-GAAP Financial Information

The Company provides certain non-GAAP financial measures in the Presentation. These non-GAAP key business indicators, which include Adjusted EBITDA, bARR and ARR should not be considered replacements for and should be read in conjunction with the GAAP financial measures. Management believes that Adjusted EBITDA, when viewed with our results under GAAP and the accompanying reconciliations, provides useful information about our period-over-period results. Adjusted EBITDA is presented because management believes it provides additional information with respect to the performance of our fundamental business activities and is also frequently used by securities analysts, investors, and other interested parties in the evaluation of comparable companies. We also rely on Adjusted EBITDA as a primary measure to review and assess the operating performance of our company and our management. Adjusted EBITDA is a non-GAAP financial measure that represents GAAP net loss adjusted to exclude: (1) interest expense and debt discount and debt issuance costs amortization expense, (2) interest income, (3) provision for income taxes, (4) depreciation and amortization, (5) stock-based compensation expense (stock options) and (6) loss on debt extinguishment, and conversion expense on exchange of Convertible Notes and certain other items management believes affect the comparability of operating results. Please see the reconciliation of Adjusted EBITDA – continuing operations to net loss – continuing operations, the most directly comparable financial measure calculated and presented in accordance with GAAP, as well as an explanation of bARR in the Appendix to the Presentation. A reconciliation of bARR to GAAP measures is not provided as there is no comparable GAAP measure and we believe that any attempt at such a reconciliation may be confusing to investors.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
99.1	Presentation Slideshow (furnished only)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

authID Inc.

Date: February 12, 2025	By:	/s/ Edward Sellitto
	Name:	Edward Sellitto
	Title:	Chief Financial Officer

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